Exhibit 10.91

SIXTH AMENDMENT TO PURCHASE AND SALE CONTRACT FOR SIENNA BAY

            This Sixth Amendment to Purchase and Sale Contract (this “Amendment”) is made as of December 28, 2009 between CCIP/3 SANDPIPER, LLC, a Delaware limited liability company ("Seller") and DT GROUP DEVELOPMENT, INC., a California Corporation (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of August 14, 2009, as amended by (i) First Amendment to Purchase and Sale Contract for Sienna Bay dated as of October 8, 2009, (ii) Second Amendment to Purchase and Sale Contract for Sienna Bay dated as of November 10, 2009, (iii) Third Amendment to Purchase and Sale Contract for Sienna Bay dated as of November 12, 2009, (iv) Fourth Amendment to Purchase and Sale Contract for Sienna Bay dated as of November 25, 2009 and (v) Fifth Amendment to Purchase and Sale Contract for Sienna Bay dated as of December 11, 2009 (collectively, the “Contract”), with respect to the sale of that certain property known as Sienna Bay, having an address at 10501 3rd Street North, St. Petersburg, FL 33716, and as more particularly described in the Contract; and

            WHEREAS, Seller and Purchaser desire to amend certain provisions of the Contract as hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Contract, except as expressly otherwise amended or defined herein.

2.      Concerning the Fifth Amendment.  Sections 2(b) and 3 of the Fifth Amendment to Purchase and Sale Contract for Sienna Bay, dated as of December 11, 2009, are hereby deleted and are of no further force and effect.

3.      Release of Deposit.  On the date hereof the full amount of the Deposit (i.e., $642,000) shall be released from escrow and remitted by Escrow Agent to Seller.  By execution and delivery of this Amendment by Seller and Purchaser, Escrow Agent is hereby authorized and directed to so release the Deposit directly to Seller.

4.      Additional Deposits.  (a)  On or before December 29, 2009, Purchaser shall pay directly, to Seller, by wire transfer of immediately available federal funds, an additional deposit of $358,000, pursuant to the wire instructions attached hereto as Exhibit A.  Upon making such deposit, the total Deposit shall be $1,000,000.

                                                (b)  On or before January 8, 2010, Purchaser shall deposit an additional $500,000 with Escrow Agent.  Upon making such deposit, the total Deposit shall be $1,500,000 (of which $1,000,000 shall be held directly by Seller and $500,000 shall be held in escrow by the Escrow Agent pursuant to the terms of the Contract).

5.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Contract are hereby ratified and confirmed and shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

CCIP/3 SANDPIPER, LLC, a Delaware limited liability company

By:    CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP, a Delaware limited partnership, its member

By:    CONCAP EQUITIES, INC., a Delaware corporation, its general partner

By:  /s/John Spiegleman

Name:  John Spiegleman

Title:  Senior Vice President

Purchaser:

DT GROUP DEVELOPMENT, INC, a California corporation

By:  /s/Dan Markel
Name:  Dan Markel
Title:  President and CEO

EXHIBIT A

Wire Instructions

Bank:	Wachovia (Charlotte, NC)
ABA #:	053-000-219
Account Number:	2000010968907
Account Name:	AIMCO Properties Partnership Concentration Account
Reference:	CCIP/3 Sandpiper, LLC - 005681 sale deposit